Sub-Item  77Q1 (e)  Investment Management Contract

The Advisory Agreement dated October 30, 2000 between Registrant and
Reich & Tang Asset Management L.P. is incorporated by reference to exhibit (d.1) of Post-Effective Amendment No. 6 to Registrant's registration statement filed under rule 485(b) under the Securities Act of 1933 on May 31, 2001 (Accession No. 0000759699-01-500070).